                                                                    Exhibit 99.1

                         Form 4 Joint Filer Information

Name:                                 Armistice Capital Master Fund, Ltd.

Address:                              510 Madison Avenue
                                      7th Floor
                                      New York, NY 10022

Date of Event Requiring Statement:    07/08/2021

Name:                                 Steven Boyd

Address:                              510 Madison Avenue
                                      7th Floor
                                      New York, NY 10022

Date of Event Requiring Statement:    07/08/2021